                                 EXHIBIT 99.6

                           SOFTWARE LICENSE AGREEMENT



                                 BY AND BETWEEN



                            AMBIX ACQUISITION CORP.


                                      AND


                                   ACC CORP.



                                FEBRUARY 21, 1996
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                           SOFTWARE LICENSE AGREEMENT


                                  THE PARTIES
                                  -----------

          AGREEMENT between Ambix Acquisition Corp. ("Ambix") of 400 West Ave., Rochester, New York 146111, and ACC Corp. ("ACC"), with its principal office and place of business at 400 West Ave., Rochester, New York 14611.


                                    RECITALS
                                    --------

I. Ambix has developed and owns certain computer and systems software in which it possesses copyrights and/or rights in the nature of trade secrets and confidential know-how. This Software is referred to herein as the "Software."

II. Ambix and ACC desire to enter into a License Agreement for the Software on the terms and conditions set forth herein.

          NOW, THEREFORE the parties agree as follows:

          1. Ambix hereby licenses and ACC agrees to license from Ambix under the terms and conditions contained herein, the Software, as defined in Schedule II attached hereto.

          2. Each party agrees to abide by the terms and conditions contained in this Agreement.

          3.   The following schedules are part of this Agreement:

               SCHEDULE I:    License Agreement Definitions, Terms and
                              Conditions.
               SCHEDULE II:   "The Software"

          4. ACC acknowledges that it has read and agrees to all terms and conditions set forth in this Agreement and the attached Schedules.

          IN WITNESS WHEREOF the parties have executed this Software License Agreement this 21th day of February, 1996.


AMBIX ACQUISITION CORP.             ACC CORP.

By:/s/ Andrew P. McIntosh           By:/s/ David K. Laniak
   ----------------------              --------------------
   Andrew P. McIntosh                     David K. Laniak
   President                              Chief Executive Officer
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                                     - 2 -


                                   SCHEDULE 1
                                   ----------

GENERAL TERMS
-------------

1.0  DEFINITIONS.  When used in this Agreement, the capitalized terms listed
     -----------
below shall have the following meanings:

          1.1 "AFFILIATE" shall mean any majority-owned subsidiary of ACC or any joint venture entity, whether in corporate or partnership form, in which ACC owns or controls, directly or indirectly, fifty percent or more of the aggregate stock or other interest entitled to vote on general decisions reserved to the stockholders, partners, or other owners of such entity, provided that any such entity shall be deemed an AFFILIATE for so long, and only so long, as ACC continues to hold such interest and only so long as any such entity owns and operates a business or businesses substantially similar to ACC's line(s) of business as conducted at any time during the term of this Agreement.

          1.2 "CODE" shall mean computer programming code pertaining solely to the SOFTWARE. If not otherwise specified, CODE shall include only OBJECT CODE and not SOURCE CODE.

          (a) "OBJECT CODE" shall mean code which is directly machine readable and executable by a computer after suitable processing and is in a form that is not generally understandable by humans.

          (b) "SOURCE CODE" shall mean code other than Object Code and related system documentation, comments, and procedural programming statements which may be printed out or displayed in a form readable and understandable by a human programmer of ordinary or pertinent skill.

          1.3 "DELIVERABLE" shall mean any tangible material procured or prepared by Ambix and delivered or licensed to ACC pursuant to this Agreement, including the SOFTWARE and DOCUMENTATION.

          1.4 "DERIVATIVE WORK" shall have the meaning set forth in the Copyright Act (Title 17 U.S.C. (S) 101 et seq.). AMBIX shall own all DERIVATIVE WORKS as described in Section 11.

          1.5 "DOCUMENTATION" shall mean user manuals and other written materials that relate to the SOFTWARE, CODE, or other DELIVERABLE, including materials useful for design (for example, logic descriptions, flow charts, class definitions, principles of operation, and the like).

          1.6 "ENHANCEMENTS" shall mean changes or additions to CODE and related DOCUMENTATION made available by Ambix to Ambix
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                                     - 3 -

customers in new releases that improve functions/classes/objects, add new functions/classes/objects or improve performance by changes to previously released CODE without changes to system architecture, general design methodology or method of execution of the object code (e.g. single-threaded or multiple-threaded). Further, ENHANCEMENTS as defined under this Agreement shall pertain to improvements upon, or new releases to, the SOFTWARE and do not refer to any components, classes or objects licensed to any other Ambix customer which are not licensed by ACC pursuant to this Agreement.

          1.7  "ERROR" shall mean any error, problem, or defect resulting from
(1) an incorrect functioning of the SOFTWARE, or (2) an incorrect or incomplete statement or diagram in the DOCUMENTATION, if such an error, problem, or defect renders the SOFTWARE inoperable, causes the SOFTWARE materially to (i) fail to meet the applicable SPECIFICATIONS or the acceptance criteria therefor, (ii) be inaccurate or incomplete in any material respect, or (iii) cause incorrect functions to occur when any such materials are used.

          1.8 "IP RIGHTS" shall mean all intellectual property rights, including inventions, discoveries, improvements, copyrights, patents, trade secrets, trademarks, and other proprietary rights that are embodied in or used in connection with the SOFTWARE, the DOCUMENTATION, or other DELIVERABLE.

          1.9  "LICENSE FEE" shall mean the fee referred to in Section 4.0.

          1.10 "SOFTWARE" shall mean the computer software, including OBJECT CODE as defined above, set forth in Schedule II and licensed hereunder, including any ENHANCEMENTS, modifications to, and other DERIVATIVE WORKS of, the SOFTWARE as provided under this Agreement. SOFTWARE shall include any applicable CODE.

          1.11 "SPECIFICATIONS" shall mean the detailed design and functional specifications related to the design and performance of the SOFTWARE and any other DELIVERABLE hereunder.


2.0  LICENSE OF SOFTWARE.  (a) Ambix grants and ACC accepts a personal,
     -------------------
perpetual, non-exclusive license to use the SOFTWARE pursuant to the terms of this Agreement. Such license is granted to ACC for its own use at an ACC-site location as designated by ACC, and at any AFFILIATE or AFFILIATE-site location as designated by ACC, and for purposes substantially similar to the business of ACC. The license is for a term commencing on the date hereof and extending for an indefinite period, subject to termination by Ambix pursuant to Section 16. ACC acknowledges and agrees that the SOFTWARE is not hereby sold to ACC and that ACC does not by virtue of this Agreement acquire any ownership
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                                     - 4 -

rights in the SOFTWARE or the IP RIGHTS (including copyrights, trademarks, trade secrets and know-how) embodied in the SOFTWARE, the CODE or in any accompanying DOCUMENTATION.

          (b) ACC shall have the right to grant sublicenses in the SOFTWARE and other DELIVERABLES to its AFFILIATES pursuant to written sublicense agreements, provided:

          (I) ACC provides Ambix with prior written notice of each sublicense, and delivers a copy of the sublicense agreement to Ambix promptly after the same is executed (provided that ACC may delete any information which is confidential or proprietary to ACC from such sublicense);

          (II) Under the terms of the sublicense agreement, the sublicensee is barred from transferring or further sublicensing the SOFTWARE without the prior written consent of Ambix (which Ambix may withhold in its sole discretion); the sublicense contains provisions comparable to Section 10, 11, 14, and 15 hereof and grants Ambix audit rights comparable to those set forth in Section 6 hereof; and otherwise such sublicense grants to the sublicensee no rights more extensive than those granted to ACC hereunder.

          (III) The term of such sublicense is made co-extensive with the term of this Agreement and subject to earlier termination by Ambix in the event the sublicensee ceases to be an AFFILIATE of ACC and at that time fails to execute a separate license agreement and a support and maintenance agreement with Ambix; and

          (IV) ACC either includes the sublicensee in its then current support and maintenance agreement with Ambix or causes the sublicensee to enter into a separate support and maintenance agreement for the SOFTWARE.

          (c) Ambix will deposit with ACC all SOURCE CODE and all DOCUMENTATION and other materials useful or necessary to facilitate the use by ACC or its contractors of the SOURCE CODE as described in Section 19. If Ambix reasonably cannot perform its obligations under this Agreement as provided in Section 16, Ambix grants to ACC the license and right to use the SOURCE CODE of any or all SOFTWARE pursuant to the terms of this Agreement, and "SOFTWARE" (as defined herein) shall include both OBJECT CODE and SOURCE CODE. Should ACC exercise its rights to use the SOURCE CODE, all provisions of this Agreement remain in effect with respect to limitations upon commercial transfer, licensing, sub-licensing and disclosure of IP RIGHTS. ACC's use of the SOURCE CODE shall include all rights and uses reasonably necessary to maintain, support, modify, and enhance the SOFTWARE and to develop new works or DERIVATIVE WORKS from the SOFTWARE and other DELIVERABLES.
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                                     - 5 -

          (d) If there is a good faith dispute between Ambix and ACC whether Ambix has not performed as provided in Section 16, ACC shall be entitled to exercise its rights under Section 2.0(c) with respect to the SOURCE CODE. If it is determined in the resolution of such dispute that Ambix had performed and will continue to perform all of its obligations in this Agreement, ACC shall return the SOURCE CODE and related DOCUMENTATION to the repository identified in
Section 19; however, if it is determined that Ambix cannot perform, ACC's right to use the SOURCE CODE under Section 2.0(c) continues.


3.0  DELIVERY.  Ambix shall deliver the SOFTWARE and other DELIVERABLES on, or
     ---------
as soon thereafter as is practical, ACC's requested delivery date and to the locations designated by ACC. ACC shall be responsible for assisting Ambix in the installation of the SOFTWARE and shall provide all on-site equipment, supplies, personnel and computer resource necessary to complete such installation. Ambix shall not be responsible for delays or failure of installation resulting directly or indirectly from causes beyond the reasonable control of Ambix.


4.0  LICENSE FEE.  ACC shall pay and Ambix shall accept a one time LICENSE FEE
     ------------
in the amount of $1,600,000 in full payment for this license to use the SOFTWARE and other DELIVERABLES and all other rights granted hereunder. In addition, ACC shall pay or reimburse Ambix for all shipping and handling charges and all taxes, assessments, fees or charges of any kind imposed by any government, however designated, relating to this license of the SOFTWARE; including, but not limited to, sales, use, privilege, excise, withholding, value-added, or property taxes; excluding, however, taxes based upon the net income of Ambix.


5.0  TERMS OF PAYMENT.  ACC shall pay Ambix immediately upon execution of this
     -----------------
Agreement.


6.0  RIGHT TO AUDIT.  Ambix may, at Ambix's cost, from time to time (but not
     ---------------
more than twice in any calendar year) during ACC's or an AFFILIATE's normal business hours, have one of its employees or representatives confirm at ACC's offices, or the offices of any AFFILIATE, that ACC is in compliance with the terms and conditions of this Agreement, including performing an on-line audit of the SOFTWARE and its related databases to assess compliance with IP RIGHTS, copyright and trade secret provisions of this Agreement.


7.0  DOCUMENTATION.  At the time of the delivery of the applicable SOFTWARE,
     --------------
Ambix shall provide ACC with DOCUMENTATION
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                                     - 6 -

for each application or other component or module of the SOFTWARE. ACC may copy and create DERIVATIVE WORKS from all or any part of the DOCUMENTATION provided that (a) such items shall be solely for ACC or the applicable AFFILIATE's own use at ACC's own facilities or the facilities of an AFFILIATE, and (b) such items shall be created only in connection with changes in the applicable SOFTWARE or for ease of use and instruction with the SOFTWARE. ACC or AFFILIATE shall reproduce on all such copies all copyright, trademark, trade secret, and/or proprietary rights notices or legends which were on the copies delivered to ACC or AFFILIATE by Ambix.


8.0  SOFTWARE SUPPORT.  For so long as this License Agreement shall remain in
     -----------------
effect, Ambix shall provide ACC with support and maintenance of the SOFTWARE under a separate agreement. Except as otherwise subject to a fixed fee agreement (as planned for the SOFTWARE), ACC shall pay Ambix's then prevailing charges for the time spent in servicing such SOFTWARE, including portal to portal travel time and reasonable transportation, food, and lodging expenses. Such charges shall not be greater than the amounts charged by Ambix to its most favored customer for similar or comparable services.


9.0  TRAINING.  If requested by ACC, Ambix shall provide training in the use of
     ---------
the SOFTWARE for ACC's personnel for up to fifteen (15) days. Thereafter, Ambix will provide such training at mutually agreeable times, at mutually agreeable locations (subject to the availability of Ambix personnel), and at mutually agreed rates.


10.0  IP RIGHTS AND CONFIDENTIALITY.  ACC acknowledges that Ambix has expended
      ------------------------------
substantial effort and incurred great expense in designing and developing the SOFTWARE and DOCUMENTATION. ACC further acknowledges that the SOFTWARE and DOCUMENTATION incorporate information, concepts, ideas, know-how, techniques, and functional characteristics which are confidential and constitute proprietary information and trade secrets of Ambix. Ambix acknowledges that it has and will learn of and about confidential business, financial, operating, and technical information of ACC and its AFFILIATES, which could include patents, copyrights, trade secrets and other proprietary rights. Each party therefore acknowledges that it will become privy to the confidential information ("CONFIDENTIAL INFORMATION") of the other.

          10.1 The recipient of such CONFIDENTIAL INFORMATION of the discloser covenants and agrees the following:
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                                     - 7 -

          (a) the recipient will hold the CONFIDENTIAL INFORMATION in the strictest confidence and will not assign, license, sublicense, market, transfer, or otherwise disclose all or any portion of the CONFIDENTIAL INFORMATION to any person or entity without the prior written consent of the discloser, which may be withheld in the discloser's sole discretion, except in accordance with
Section 18.B or as permitted under this Agreement;

          (b) the recipient will take all reasonable steps to prevent inadvertent or unauthorized disclosure, transfer, or reproduction in any form of the CONFIDENTIAL INFORMATION;

          (c) the recipient will notify its employees and agents of the confidentiality of the CONFIDENTIAL INFORMATION as well as notify its employees of the prohibitions on disclosure, transfer, and reproduction contained herein;

          (d) the recipient will make its best effort to identify those employees or agents who may become cognizant of the CONFIDENTIAL INFORMATION of the discloser and request those employees or agents to sign an employee-employer Confidentiality Agreement;

          (e) the recipient will not remove or alter any copyright, trademark, trade secret and/or proprietary rights notice and/or legend placed on the CONFIDENTIAL INFORMATION by the discloser, and will reproduce all such notices and/or legends on all copies (including partial copies) of the CONFIDENTIAL INFORMATION. The recipient shall immediately notify the discloser of any breach of the confidentiality of the CONFIDENTIAL INFORMATION and shall assist the discloser in any efforts to control or prosecute any such breach; and

          (f) All right, title, and interest to the IP RIGHTS remain with Ambix. ACC obtains only the license and other rights as specified herein with respect to the SOFTWARE and the other DELIVERABLES subject to all the terms and conditions hereof.

          10.2 Notwithstanding anything in this Section 10 to the contrary, the confidentiality provisions shall not apply to any CONFIDENTIAL INFORMATION which
(a) enters the public domain through no fault of the recipient, (b) is observable based on the operation of any OBJECT CODE, (c) was developed by the recipient without reliance on such CONFIDENTIAL INFORMATION, (d) was disclosed to the recipient by a third party with no known obligation to the discloser to keep it confidential, or (e) in the good faith belief of the recipient should be disclosed pursuant to operation of law, regulation, or order or rule of any court or governmental agency; provided that in the last instance,
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                                     - 8 -

the recipient shall notify the discloser before such disclosure and cooperate in good faith to limit such disclosure.

          10.3 Ambix represents and warrants that it possesses all the rights, licenses, or other authority to use all IP RIGHTS reasonably necessary or desirable to conduct its business as presently conducted and to grant ACC the license and other rights herein. Ambix has not received any notice with respect to any alleged infringement or unlawful or improper use of any IP RIGHT or other intellectual property owned or alleged to be owned by others, and Ambix has no knowledge of any infringement (or suspected infringement) of any of the IP RIGHTS. Ambix has no any knowledge of any claim asserted by any other person or entity with respect to the use of any IP RIGHT, and Ambix knows of no valid basis for any such claim. No director, officer or employee of Ambix has any interest in any IP RIGHT, all of which are free and clear of any lien, security interest, claim or encumbrance of any kind.

          10.4 Exhibit A sets forth the form and placement of the proprietary legends and trademark and copyright notices displayed in or on the SOFTWARE. In no instance has the eligibility of the SOFTWARE or any component thereof for protection under applicable patent,copyright, or other law protecting proprietary rights been forfeited to a third party or the public domain by omission of any required notice or any other action or inaction.

          10.5 Ambix has used its best efforts to keep Ambix's trade secrets secret, with disclosures being made on a need-to-know basis. As far as Ambix knows there has been no violation of this policy, and all Ambix employees and contractors have been advised of the policy. The SOURCE CODE, DOCUMENTATION, and all other trade secrets and confidential information of Ambix related to the SOFTWARE (1) have at all times been maintained in confidence and (2) have been disclosed only to Ambix employees and contractors in connection with the performance of their duties to Ambix.

          10.6 All personnel, including employees, agents, consultants, and contractors, who have contributed to or participated in the conception and development of the IP RIGHTS (including any component thereof), the DOCUMENTATION, or the SOFTWARE on behalf of Ambix either (1) have been party to a "work-for-hire" arrangement with Ambix, in accordance with applicable law, that has accorded Ambix full, effective, exclusive, and original ownership of all tangible and intangible property thereby arising (including IP RIGHTS), or
(2) have executed appropriate instruments of assignment in favor of Ambix as assignee that have conveyed to Ambix full, effective, exclusive, and original ownership of all tangible and intangible property thereby arising (including IP RIGHTS).
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                                     - 9 -

          10.7 Ambix has validly and effectively obtained the right and license to use, copy, modify, and distribute any third-party programming and materials contained in or used in connection with the SOFTWARE. Except as identified in Exhibit B, the SOFTWARE, the DOCUMENTATION, and the other DELIVERABLES contain no other programming or materials in which any third party may claim superior, joint, or common ownership, including any right or license, nor do they contain derivative works of any programming or materials not owned in their entirety by Ambix.


11.0  MODIFICATION OF SOFTWARE.  ACC may request from Ambix modifications to or
      -------------------------
DERIVATIVE WORKS of the SOFTWARE, including modifications or new versions of the SOFTWARE to merge with other software programs or systems, thereby incorporating the SOFTWARE into an overall business or information systems process. ACC shall negotiate in good faith with Ambix to prepare such ENHANCEMENTS, modifications, versions, or other DERIVATIVE WORKS, of the SOFTWARE. If ACC and Ambix cannot agree on terms for such services, ACC shall be free to seek others to perform such work who may use the SOURCE CODE and other DELIVERABLES for such purpose. As a condition to any such work, any third party contractor shall agree to keep the SOURCE CODE and other DELIVERABLES confidential and shall agree not to use or disclose the intellectual property embodied in the SOURCE CODE in competition with either ACC or Ambix. Further, any such modifications to, or other DERIVATIVE WORKS of, the SOFTWARE shall belong to Ambix. Any modified version of the SOFTWARE, or any system which incorporates the SOFTWARE in modified form, just as in its original form as defined under this Agreement, shall be for ACC or its AFFILIATE's own use as specified under this Agreement. The modified version, the newly merged version, or other DERIVATIVE WORK of the SOFTWARE shall remain subject to all of the terms and conditions of this Agreement. In addition to the notices required by Section 10 of Schedule I (above), ACC or AFFILIATE shall include the following notice in both machine readable form and on all DOCUMENTATION for the modified version of the SOFTWARE or merged system comprising any part or all of the SOFTWARE:

               "This program or system includes information, concepts, ideas, know-how, and techniques which are confidential and constitute proprietary information and trade secrets of Ambix Acquisition Corp. of Rochester, New York and are protected by copyright.

                       (C) 1995 Ambix Acquisition Corp."

In the event this Agreement is terminated for ACC's default, after any permitted transition period, the SOFTWARE shall be completely removed from any system containing the SOFTWARE and
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                                     - 10 -

from any information systems process using the SOFTWARE, whether as a modified program or modified system integrating Ambix programs in modified or unmodified form, and treated as if permission to modify had never been granted and all copies of all DOCUMENTATION shall be returned to Ambix.


12.0  WARRANTY.  Ambix warrants that it is the rightful owner of the SOFTWARE
      ---------
and DOCUMENTATION and that it has the right to license the same to ACC. During the term of this license, Ambix warrants that the SOFTWARE will be free of ERRORS. Ambix further warrants that the SOFTWARE will not contain any CODE that would disable or impair its operation. Ambix, at its expense, will immediately correct any ERRORS reported to Ambix. Ambix's only other obligation under this Warranty shall be to amend, revise, modify, or replace the SOFTWARE at Ambix's then-current rates for programming and support services, unless Ambix and ACC have an agreement for a fixed-price or other reimbursement for such services, in which case the latter agreement shall control. ACC agrees that Ambix shall have no other liability of any kind, whether actual, direct, indirect, consequential or otherwise. The warranty contained in this Section 12 shall apply to Ambix versions of the SOFTWARE, and Ambix makes no warranty as to any version of the SOFTWARE to the extent modified by anyone other than Ambix. Subject to Ambix's warranty obligations or the terms of another agreement with ACC for maintenance, support, or other development services, amendment, revision, modification, or replacement of the SOFTWARE will be performed at ACC's request at Ambix's then-current rates for such services, subject to availability of Ambix personnel. AMBIX MAKES NO OTHER WARRANTIES. WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, AND DISCLAIMS ALL SUCH WARRANTIES INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


13.0  ACCEPTANCE.  ACC will use the SOFTWARE during the sixty (60) business days
      -----------
immediately following installation (the "ACCEPTANCE PERIOD") of the SOFTWARE to determine whether or not it conforms to the SPECIFICATIONS and is free from any ERROR. Any failure of the SOFTWARE to conform to the SPECIFICATIONS or to be free from ERROR discovered by ACC, during the Acceptance Period, will be reported promptly to Ambix. Ambix will immediately make any corrections necessary to make the SOFTWARE conform with the SPECIFICATIONS and to be free from ERROR. The SOFTWARE shall be deemed accepted by ACC upon completion of such sixty (60) business day period, unless Ambix shall have been provided written notice by ACC of the failure of the SOFTWARE, setting forth the particular matters in which the SOFTWARE so fails to conform. Following receipt of any such notice, the SOFTWARE shall be deemed accepted upon the correction of any such
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                                     - 11 -

non-conformity by Ambix and the lapse of a similar sixty-day period without a report to Ambix by ACC.


14.0  LIMITATIONS OF AMBIX'S LIABILITY.  Ambix's liability under this Agreement
      ---------------------------------
for damages, regardless of the form of action, shall be limited to money damages which shall not exceed the total amount paid by ACC for the License and other rights granted hereunder. This shall be ACC's exclusive remedy. In no event shall Ambix be liable for any loss of product, loss of profit, loss of use or any other actual, special, incidental, consequential damages, or other damages of any kind whether foreseeable or unforeseeable, resulting from or arising out of the license or use of the SOFTWARE, even if Ambix shall have been advised of possibility of such loss or damages.


15.0  INTELLECTUAL PROPERTY INFRINGEMENT.  If notified promptly in writing of
      -----------------------------------
any action brought against ACC or any AFFILIATE based on a claim that ACC or any AFFILIATE's use of the SOFTWARE or other DELIVERABLE infringes the IP RIGHTS of a third party, Ambix will defend such action at its expense and pay the costs, expenses (including attorneys' fees, whether incurred as the result of such action or a claim to enforce this Agreement), and damages awarded in any such action. Ambix will have the sole control of the defense of any such action and all negotiations for its settlement or compromise, except that if any right of ACC hereunder shall be limited as the result of such settlement or compromise, ACC shall have the right to approve such settlement or compromise, but such approval cannot be unreasonably withheld. At any time during the course of any litigation arising out of a claim of infringement of an IP RIGHT, or if, in Ambix's opinion, an IP RIGHT or any part thereof is likely to become the subject of a claim of infringement, Ambix will, at its sole option and at its expense, either procure for ACC the right to continue using the DELIVERABLE, replace or modify the same with a compatible, functionally equivalent, noninfringing product, or grant ACC a full refund of the LICENSE FEE paid herewith, and accept its return. Ambix will not have any liability to ACC under any provision of this paragraph to the extent the infringement, or claim thereof, is based upon
(a) the use of the SOFTWARE in combination with other software not furnished by Ambix; or (b) the use of other than the latest supportable version of the DELIVERABLE made available to ACC.

          ACC will hold Ambix harmless from and against any expense, cost, damage, judgment, or loss or other liability of any kind, for infringement of any IP RIGHT to the extent it results from Ambix's compliance with ACC's designs, specifications, instructions or from the use of the DELIVERABLE as altered or modified by anyone other than Ambix.
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          ACC is obligated hereby to promptly notify Ambix of any instance of infringement or attempted infringement of any IP RIGHTS of Ambix which comes to ACC's attention.

          The foregoing states the entire liability of Ambix with respect to infringements of an IP RIGHT by a DELIVERABLE or any part thereof or by its operation.


16.0  TERMINATION FOR FAILURE TO PERFORM.  The rights and obligations of the
      -----------------------------------
parties if the other party defaults or otherwise fails to perform its obligations hereunder shall be governed by this Section 16.

          16.1 The license granted to ACC hereunder may be terminated by Ambix upon not less than sixty (60) days written notice if ACC fails to perform any of its material obligations or duties under this Agreement, unless within such period ACC cures such failure. If ACC cannot in good faith cure such failure, other than monetary defaults, within the sixty (60) day period, then ACC shall be given an additional thirty (30) days in which to cure, provided that ACC must commence cure immediately and continue to diligently pursue such cure of any such failure(s). Upon termination of this Agreement, ACC shall immediately cease using the SOFTWARE and, at the option of Ambix, ACC shall destroy or return to Ambix all tangible forms of the SOFTWARE and the DOCUMENTATION and ACC shall erase the SOFTWARE from all storage media in which it has been installed or copied; provided, however, if ACC notifies Ambix in writing within 30 days after the expiration of any permitted cure period hereunder, ACC shall have a transition period not to exceed one year from the date of such notice in which to shift from using the SOFTWARE and other DELIVERABLES to new software or other computer system. During such transition period, ACC shall pay the support and maintenance fees, and Ambix shall continue to provide support and maintenance. Within (30) thirty days after termination of this Agreement, ACC shall certify to Ambix in writing that it has destroyed or delivered to Ambix all tangible forms of the SOFTWARE and that it has erased the SOFTWARE from all storage media. ACC shall upon request by Ambix permit Ambix such access as shall be necessary for Ambix to verify to its satisfaction that ACC has complied with the foregoing requirements.

          16.2 If Ambix (a) reasonably cannot perform its obligations under this Agreement or does not provide support and maintenance for the SOFTWARE, (b) does not enter into an agreement for the development of ENHANCEMENTS, DERIVATIVE WORKS, modifications, or new versions of the SOFTWARE or other DELIVERABLE requested by ACC pursuant to Section 11, or (c) makes an assignment for the benefit of creditors, or commences or has commenced against it any proceeding in bankruptcy, insolvency, or reorganization pursuant to bankruptcy laws, laws of debtor's
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                                     - 13 -

moratorium, or similar laws, Ambix shall deliver the most current version of the SOURCE CODE to ACC, and ACC shall have the right to use, modify, and create DERIVATIVE WORKS of, the SOURCE CODE and other DELIVERABLES provided that ACC continues to observe the obligations contained in Sections 2, 6, 10, 15, and 17.


17.0  EXPORT REGULATIONS.  ACC agrees, regardless of permissions granted by
      -------------------
Ambix, not to export, either directly or indirectly, any SOFTWARE or systems incorporating the SOFTWARE without first obtaining any required license to export or re-export from the United States Government or appropriate foreign government as may be required and to comply with all United States and international export regulations as applicable.


18.0  MISCELLANEOUS.
      --------------

          18.A Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of the parties hereto, their personal representatives, and permitted successors and assigns.

          18.B Assignment.  Either party may, without the prior written consent
               ----------
of the other, assign its rights under this Agreement so far as those rights constitute part of the sale, merger, consolidation, reorganization, or transfer of substantially all of the assigning party's business or assets.

          18.C Entire Agreement.  This Agreement, the related maintenance and
               ----------------
support agreement between the parties, and the Software License Agreement, dated March 30, 1995, between ACC and Ambix Systems Corp. (the "NetOps Agreement"), contain the entire understanding between or among the parties and supersede any prior understanding, memoranda or other written or oral agreements between or among any of them with respect to the Agreement's subject matter. To the extent there are conflicts, ambiguities, or inconsistencies between this Agreement and the NetOps Agreement, the terms and conditions of this Agreement shall control. There are no representations, agreements, arrangements or understandings, oral or written, between or among any of the parties relating to the subject matter of this Agreement which are not fully expressed herein.

          18.D Modifications or Waiver.  No modification or waiver of this
               -----------------------
Agreement or any part of this Agreement shall be effective unless in writing and signed by the party or parties sought to be charged therewith. No waiver of any breach of condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.
No waiver of any breach or condition of this Agreement by or with respect to any party hereto shall be deemed to be a waiver of the same breach or condition with respect to any other party hereto. No course of dealing between or among any of the parties hereto will be deemed effective to modify, amend, or discharge any part of this Agreement or the rights or obligations of any party hereunder.

          18.E  No Third Party Beneficiary.  None of the provisions of this
                --------------------------
Agreement shall be for the benefit of, or enforceable by, any person or entity not a party hereto, except an AFFILIATE.

          18.F Partial Invalidity.  If any provision of this Agreement shall be
               ------------------
held invalid or unenforceable by competent authority, such provision shall be construed so as to be limited or reduced to be enforceable to the maximum extent compatible with the law as it shall then appear. The total invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

          18.G Notices.  Any notice or other communication required or permitted
               -------
under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon hand delivery, or (b) on the third day following delivery to the U.S. Postal Service as certified or registered mail, return receipt requested and postage prepaid, or (c) on the first day following delivery to a nationally recognized U.S. or foreign overnight courier service, fee prepaid, return receipt requested or other confirmation of delivery requested, or (d) when telecopied or sent by facsimile transmission if an additional notice is also given under (a), (b), or (c) above within three days thereafter. Any such notice or communication shall be delivered or directed to a party at its address set forth below or at other address as may be designated by a party in a notice given to all other parties hereto in accordance with the provisions of this section.

Notice to Ambix shall be sent to:

                            Ambix Acquisition Corp.
                                 400 West Ave.
                           Rochester, New York  14611
                       Attn:  Andrew McIntosh, President

Notice to ACC shall be sent to:

                                   ACC Corp.
                                 400 West Ave.
                           Rochester, New York  14611
              Attn:  Mr. David K. Laniak, Chief Executive Officer

          18.H Governing Law.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the United States and the State of New York without reference to any New York conflict or choice of law principle.

          18.I Jurisdiction and Venue.  In the event that any legal proceedings
               ----------------------
are commenced in any court with respect to any matter arising under this Agreement, the parties hereto specifically consent and agree that:

          18.I.a the courts of the State of New York and/or the United States Federal Courts located in the State of New York shall have exclusive jurisdiction over each of the parties hereto and over the subject matter of any such proceedings; and

          18.I.b the venue of any such action shall be in Monroe County, New York and/or the United States District Court for the Western District of New York.

          18.J  Injunctive Relief.  In the event of a breach or threatened
                -----------------
breach of any of the terms of Sections 2, 10, 11, 15 or 17 of this Schedule I by a party, the other party shall be entitled to an injunction restraining the breaching party from committing any breach of this Agreement without showing or proving any actual damages and without diminishing any other right or remedy which the nonbreaching party may have at law or in equity to enforce the provisions of this Agreement. The breaching party waives any right it may have to require the nonbreaching party to post a bond or other security with respect to obtaining or continuing any injunction or temporary restraining order, and releases the nonbreaching party and its officers, directors, and shareholders from, and waives any claim to, damages against them which the breaching party may have with respect to the breaching party's obtaining any injunction or restraining order pursuant to this Agreement. All out-of-pocket expenses incurred by the nonbreaching party in a successful application for an injunction shall be borne by the breaching party, including without limitation, all fees and expenses for agents, representatives, counsel and accountants.

          18.K  Effect of Termination.  Unless otherwise specifically agreed in
                ---------------------
writing, the terms of Sections 6, 10, 11, 14, 15, 16, 17 and 18 shall survive any termination, cancellation, repudiation or rescission of this Agreement by either party for a period of three years after termination, whether or not for cause, and under such circumstances either party may continue to enforce such terms as if this Agreement were otherwise in full force and effect.

          18.L  Confidentiality.  Except as contemplated by this Agreement or as
                ---------------
necessary to carry out the transactions contemplated by this Agreement, the terms of this Agreement, and all information or documents furnished by any party to the other, shall be kept confidential by the party to whom furnished and shall not be otherwise used or disclosed by the recipient except to recipient's accountants or attorneys, or as may be required, in the good faith judgment of the disclosing party, by law or rule or regulation of any governmental agency, without the prior written consent of the other party. If this transaction is not consummated, each party shall return to the other all such documents furnished hereunder, including all copies, and shall continue to keep confidential, and neither use nor disclose, any such information.

          18.M  Headings.  The headings contained in this Agreement are inserted
                --------
for convenience only and do not constitute a part of this Agreement.

          18.N  Fair Meaning.  This Agreement shall be construed according to
                ------------
its fair meaning. The language used shall be deemed the language chosen by the parties hereto to express their mutual intent, and no presumption or rule of strict construction will be applied against any party hereto.

          18.O  Gender.  Whenever the context may require, any pronoun used
                ------
herein shall include the corresponding masculine, feminine or neuter forms and the singular of nouns, pronouns and verbs shall include the plural and vice versa.

          18.P  Counterparts.  This Agreement may be executed in several
                ------------
counterparts, each of which shall be deemed an original, and all of said counterparts together shall constitute but one and the same instrument.

          18.Q  Further Assurances.  The parties hereto shall execute and
                ------------------
deliver any and all additional writings, instruments and other documents and shall take all such further actions as shall be reasonably required to effect the terms and conditions of this Agreement.


19.0  SOURCE CODE DEPOSIT WITH ACC.  ACC shall provide at its headquarters a
      ----------------------------
fireproof vault or safe reasonably satisfactory to Ambix to serve as ACC's depository for the SOURCE CODE and related DOCUMENTATION. Immediately upon execution of this Agreement, and thereafter each time a new release of the SOURCE CODE is made executable into OBJECT CODE (whether or not made available in a commercial release) or as ACC may request but not more than twice per calendar year, Ambix shall deliver to ACC a complete copy of all SOFTWARE in both OBJECT CODE and SOURCE CODE form and with all applicable DOCUMENTATION and other tools and materials (e.g., proprietary workbenches, compilers, lists of third party software, etc.), which a reasonably skilled programmer would find necessary or useful to maintain, support, enhance, and create DERIVATIVE WORKS from the SOFTWARE (the foregoing are referred to as the "SOURCE MATERIAL"). ACC shall deposit the SOURCE MATERIAL into such vault or safe for safekeeping, and such deposit shall be witnessed by a representative of Ambix, if requested. ACC shall have the right, but not more than twice per year, to engage a consultant to verify the accuracy of the SOURCE MATERIAL, provided such consultant executes a confidentiality agreement with ACC regarding the SOURCE MATERIAL. Except for such verification and as otherwise contemplated by the terms of this Agreement, ACC shall keep the SOURCE MATERIAL in the vault or safe at all times. If ACC removes the SOURCE MATERIAL to exercise its rights under this Agreement, ACC shall continue to observe its obligations under Sections 2, 10, 11, and 15 of this Agreement.

20.0 RIGHT OF DEMONSTRATION ON ACC PREMISES.  Upon reasonable notice and with
     --------------------------------------
the mutual agreement of ACC, Ambix may have access to ACC's operations facilities for purposes of demonstrating the use of the SOFTWARE to prospective customers of Ambix. During such visits, ACC at its sole option may withhold information it deems proprietary from any visitors. Ambix will take precautions not to disturb or encumber the operations during such visits. ACC agrees to make an employee available to answer questions should questions arise during a site visit.

21.0  COMMISSION.  Ambix shall pay ACC a commercially reasonable and customary
      -----------
commission upon the sale or license by Ambix or any affiliate of any system which uses a significant portion of the CODE or any DERIVATIVE WORK thereof.

                           SCHEDULE II:  THE SOFTWARE


1.0 Intermediation SOFTWARE (Installed at ACC Corp.)
Full design and operational documentation is already developed.

Intermediation is the automated or semi-automated process of acquiring Call Data Records and other data records from telephone switches. This system includes both general purpose data communications SOFTWARE as well as SOFTWARE which embodies special knowledge of DSC switches and the operating software of DSC which controls those switches.

The SOFTWARE written in C++, using object-oriented design and programming methods with easily maintainable class hierarchies and identificatory declaration and enumeration of all data types. Current Version operates on commercially available Sun MicroSystems micro computers under the Solaris operating system.

2.0 Rating SOFTWARE (Installed in ACC UK Long Distance Ltd)
Full design and operational documentation is already developed.

3.0 RIT Call Accounting SOFTWARE (Installed for RIT)
Currently being documented to customer specifications.

4.0 Network Operations SOFTWARE (In Beta Test)
Currently being documented to customer specification.

5.0 Graphic User Interface Class Library (to be placed in escrow)
Full design and implementation documentation is proprietary.

6.0 Network Modeling SOFTWARE (final development stage)
Full design and implementation documentation is proprietary.

7.0 Various ADABASE natural programs (installed in ACC UK Long Distance Ltd). Already documented and delivered.